Exhibit 21

                       MIDAMERICAN ENERGY HOLDINGS COMPANY

                         SUBSIDIARIES AND JOINT VENTURES

Subsidiaries:

        MIDAMERICAN FUNDING LLC                                 Iowa
        IPP CO                                                  Delaware
        IPP CO LLC                                              Delaware
        CE MINERALS DEVELOPMENT  LLC                            Delaware
        CALENERGY HOLDINGS INC.                                 Delaware
        CE TEXAS ENERGY LLC                                     Delaware
        CE TEXAS GAS LP                                         Delaware
        FISH LAKE POWER LLC                                     Delaware
        IMPERIAL MAGMA LLC                                      Delaware
        SALTON SEA ROYALTY LLC                                  Delaware
        VPC GEOTHERMAL LLC                                      Delaware
        CALENERGY CAPITAL TRUST I                               Delaware
        CALENERGY CAPITAL TRUST II                              Delaware
        CALENERGY CAPITAL TRUST III                             Delaware
        CALENERGY CAPITAL TRUST IV                              Delaware
        CALENERGY CAPITAL TRUST V                               Delaware
        CALENERGY CAPITAL TRUST VI                              Delaware
        CE GEOTHERMAL, INC.                                     Delaware
        WESTERN STATES GEOTHERMAL COMPANY                       Delaware
        INTERMOUNTAIN GEOTHERMAL COMPANY                        Delaware
        CALIFORNIA ENERGY DEVELOPMENT CORPORATION               Delaware
        CALIFORNIA ENERGY YUMA CORPORATION                      Utah
        CE EXPLORATION COMPANY                                  Delaware
        CE NEWBERRY, INC.                                       Delaware
        CALENERGY INTERNATIONAL SERVICES, INC.                  Delaware
        CALIFORNIA ENERGY GENERAL CORPORATION                   Delaware
        CE GENERATION LLC                                       Nebraska
        CE INTERNATIONAL INVESTMENTS, INC.                      Delaware
        CE MAHANAGDONG LTD.                                     Bermuda
        CE LUZON GEOTHERMAL POWER COMPANY, INC.                 Philippines
        CE PHILIPPINES LTD.                                     Bermuda
        ORMOC CEBU LTD.                                         Bermuda
        CE CEBU GEOTHERMAL POWER COMPANY, INC.                  Philippines
        CE INDONESIA LTD.                                       Bermuda
        BALI ENERGY LTD.                                        Bermuda
        CE CASECNAN LTD.                                        Bermuda
        CE SINGAPORE LTD.                                       Bermuda
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        CALENERGY INTERNATIONAL LTD.                            Bermuda
        CE CASECNAN WATER AND ENERGY COMPANY, INC.              Philippines
        CE BALI LTD.                                            Bermuda
        CE ASIA LTD.                                            Bermuda
        MAGMA POWER COMPANY                                     Nevada
        DESERT VALLEY COMPANY                                   California
        VULCAN POWER COMPANY                                    Nevada
        CALENERGY OPERATING CORPORATION                         Delaware
        SALTON SEA POWER COMPANY                                Nevada
        MAGMA LAND COMPANY I                                    Nevada
        MAGMA GENERATING COMPANY II                             Nevada
        MAGMA GENERATING COMPANY I                              Nevada
        CALIFORNIA ENERGY MANAGEMENT COMPANY                    Delaware
        SALTON SEA FUNDING CORPORATION                          Delaware
        TONGONAN POWER INVESTMENT, INC.                         Philippines
        MAGMA NETHERLANDS B.V.                                  Netherlands
        NORMING INVESTMENTS B.V.                                Netherlands
        CALENERGY IMPERIAL VALLEY COMPANY, INC.                 Delaware
        SLUPO I B.V.                                            Netherlands
        CONEJO ENERGY COMPANY                                   California
        NIGUEL ENERGY COMPANY                                   California
        SAN FELIPE ENERGY COMPANY                               California
        FALCON SEABOARD RESOURCES, INC.                         Texas
        FALCON SEABOARD OIL COMPANY                             Texas
        FALCON SEABOARD PIPELINE CORPORATION                    Texas
        FALCON SEABOARD POWER CORPORATION                       Texas
        POWER RESOURCES, LTD.                                   Texas
        BIG SPRING PIPELINE COMPANY                             Texas
        SECI HOLDINGS, INC.                                     Delaware
        FALCON POWER OPERATING COMPANY                          Texas
        NORCON HOLDINGS, INC.                                   Delaware
        SARANAC ENERGY COMPANY, INC.                            Delaware
        NORTHERN CONSOLIDATED POWER, INC.                       Delaware
        NORTH COUNTRY GAS PIPELINE CORPORATION                  New York
        CE POWER, INC.                                          Delaware
        CE ELECTRIC, INC.                                       Delaware
        CE ELECTRIC UK PLC                                      England/Wales
        NORTHERN ELECTRIC PLC                                   England/Wales
        NORTHERN ELECTRIC GENERATION LIMITED                    England/Wales
        NORTHERN ELECTRIC (OVERSEAS HOLDINGS) LIMITED           England/Wales
        NORTHERN ELECTRIC PROPERTIES LIMITED                    England/Wales
        NORTHERN ELECTRIC FINANCE PLC                           England/Wales
        NORTHERN TRACING AND COLLECTION SERVICES LIMITED        England/Wales
        GAS UK LIMITED                                          England/Wales
        CALENERGY GAS (HOLDINGS) LIMITED                        England/Wales

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        NORTHERN ELECTRIC SHARE SCHEME TRUSTEE LIMITED          England/Wales
        NORTHERN TRANSPORT FINANCE LIMITED                      England/Wales
        NORTHERN ELECTRIC RETAIL LIMITED                        England/Wales
        NORTHERN ELECTRIC DISTRIBUTION LIMITED                  England/Wales
        NORTHERN ELECTRIC SUPPLY LIMITED                        England/Wales
        NORTHERN METERING SERVICES LIMITED                      England/Wales
        NORTHERN UTILITY SERVICES LIMITED                       England/Wales
        NORTHERN ELECTRIC TELECOM LIMITED                       England/Wales
        NORTHERN ELECTRIC TRANSPORT LIMITED                     England/Wales
        NORTHERN INFOCOM LIMITED                                England/Wales
        NORTHERN ELECTRIC TRAINING LIMITED                      England/Wales
        NORTHERN ELECTRIC GENERATION (TPL) LIMITED              England/Wales
        NORTHERN ELECTRIC GENERATION (CPS) LIMITED              England/Wales
        NORTHERN ELECTRIC GENERATION (NPL) LIMITED              England/Wales
        NORTHERN ELECTRIC GENERATION (PEAKING) LIMITED          England/Wales
        NORTHERN ELECTRIC INSURANCE SERVICES LIMITED            Isle of Man
        CALENERGY GAS (UK) LIMITED                              England/Wales
        CE INDONESIA GEOTHERMAL, INC.                           Delaware
        NEPTUNE POWER LTD.                                      England/Wales
        CALENERGY GAS (POLSKA) SP. Z O.O.                       Poland
        CE (BERMUDA) FINANCING LTD.                             Bermuda
        CALENERGY GAS (PIPELINES) LIMITED                       England/Wales
        CALENERGY POWER POLSKA SP. Z O.O.                       Poland
        SALTON SEA POWER LLC                                    Delaware
        CALENERGY PACIFIC HOLDINGS CORP.                        Delaware
        CALENERGY U.K. INC.                                     Delaware
        CALENERGY INTERNATIONAL (BERMUDA) LTD.                  Bermuda
        CE SALTON SEA INC.                                      Delaware
        AURORA 2000, LLC                                        Delaware
        CE AURORA I, INC.                                       Delaware
        NORTHERN AURORA, INC.                                   Delaware
        CALENERGY MINERALS LLC                                  Delaware
        YUMA COGENERATION ASSOCIATES                            Utah
        VULCAN/BN GEOTHERMAL POWER COMPANY                      Nevada
        LEATHERS, L.P.                                          California
        ELMORE, L.P.                                            California
        DEL RANCH L.P. (HOCH)                                   California
        SALTON SEA BRINE PROCESSING, L.P.                       California
        SALTON SEA POWER GENERATION L.P.                        California
        VISAYAS GEOTHERMAL POWER COMPANY                        Philippines
        SARANAC POWER PARTNERS, L.P.                            Delaware
        NORCON POWER PARTNERS, L.P.                             Delaware
        CE ELECTRIC UK HOLDINGS                                 England/Wales
        VIKING POWER LTD.                                       England/Wales
        CE ELECTRIC UK FUNDING COMPANY                          England/Wales

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        MHC INC.                                                Iowa
        MIDAMERICAN ENERGY COMPANY                              Iowa
        THE REFERRAL COMPANY                                    Iowa
        SELECT RELOCATION SERVICES, INC.                        Iowa
        EDINA REALTY MORTGAGE, LLC                              Delaware
        CBSHOME REAL ESTATE                                     Nebraska
        MIDAMERICAN HOME SERVICES MORTGAGE, LLC                 Iowa
        TITLE INFORMATION SERVICES, LLC                         Minnesota
        QUAD CITIES ENERGY COMPANY                              Iowa
        CORDOVA ENERGY COMPANY LLC                              Iowa
        MIDWEST GAS COMPANY                                     Iowa
        DCCO, INC.                                              Minnesota
        INTERCOAST SIERRA POWER COMPANY                         Delaware
        MIDAMERICAN ENERGY FINANCING II                         Delaware
        CBS BROKERAGE SYSTEMS, INC.                             Nebraska
        CBEC RAILWAY INC.                                       Iowa
        MIDAMERICAN ENERGY FINANCING I                          Delaware
        MIDAMERICAN ENERGY FUNDING CORPORATION                  Delaware
        MIDAMERICAN CAPITAL COMPANY                             Delaware
        MHC INVESTMENT COMPANY                                  South Dakota
        MWR CAPITAL INC.                                        South Dakota
        MIDWEST CAPITAL GROUP, INC.                             Iowa
        DAKOTA DUNES DEVELOPMENT COMPANY                        Iowa
        TWO RIVERS INC.                                         South Dakota
        MIDAMERICAN SERVICES COMPANY                            Iowa
        NORTHERN ELECTRIC & GAS LIMITED                         United Kingdom
        NORTHERN ELECTRIC INVESTMENTS LIMITED                   United Kingdom
        CALENERGY EUROPE LIMITED                                United Kingdom
        NORTHERN AURORA LIMITED                                 United Kingdom
        RYHOPE ROAD DEVELOPMENTS LTD.                           United Kingdom
        KINGS ROAD DEVELOPMENTS LIMITED                         United Kingdom
        SEAL SANDS NETWORK LTD.                                 United Kingdom
        TEESSIDE POWER LIMITED                                  United Kingdom
        KIRKHEATON WIND LIMITED                                 United Kingdom
        VEHICLE LEASE AND SERVICE LIMITED                       United Kingdom
        CE TURBO LLC                                            Delaware
        CE TEXAS FUEL, LLC                                      Delaware
        CE TEXAS POWER, LLC                                     Delaware
        CE TEXAS PIPELINE, LLC                                  Delaware
        CE TEXAS RESOURCES                                      Delaware
        CE ADMINISTRATIVE SERVICES, INC.                        Delaware
        AMERICAN PACIFIC FINANCE COMPANY                        Delaware
        CALENERGY COMPANY, INC.                                 Delaware
        SALTON SEA MINERALS CORP.                               Delaware
        CALENERGY INTERNATIONAL, INC.                           Delaware
        CORDOVA FUNDING CORPORATION                             Delaware
        GILBERT/CBE INDONESIA LLC                               Nebraska